UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report: October 17, 2005
(Date of earliest event reported)
Paragon Real Estate Equity and Investment Trust
(Exact name of registrant as specified in its charter)

Maryland	0-25074	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1240 Huron Road, Suite 301, Cleveland, Ohio 44115
(Address of principal executive offices including zip code)
(216) 430-2700
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 17, 2005, the Board of Trustees of Paragon Real Estate Equity and Investment Trust (“Paragon”) approved an amendment to Paragon’s Amended and Restated Bylaws, as amended (the “Bylaws”), to allow Paragon to issue any or all of its shares without certificates. A copy of the amendment to the Bylaws is set forth in Exhibit 3(ii).
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
3(ii) Amendment No. 2 to the Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005	Paragon Real Estate Equity and Investment Trust
	By:	/s/ John J. Dee
John J. Dee
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	Amendment No. 2 to the Amended and Restated Bylaws

4